                       EATON VANCE INCOME FUND OF BOSTON
                Supplement to Prospectus dated February 1, 1995

1. At a meeting of shareholders of Eaton Vance Income Fund of Boston (the "Fund") held December 14, 1995, the shareholders approved the investment by the Fund of no more than 15% of its net assets in investments which are not readily marketable, restricted securities and securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. In addition, the shareholders also approved certain other changes to the fundamental investment policies of the Fund, which are set forth in a supplement to the Fund's Statement of Additional Information of even date.

2. Effective January 1, 1996, under the section entitled "Management of the Fund", the following paragraph replaces the existing paragraph identifying the portfolio manager.

     Hooker Talcott, Jr. and Michael Weilheimer are the co-portfolio managers of the Fund and Vice Presidents of Eaton Vance Management.



December 15, 1995                                                          IBPPS

                       EATON VANCE INCOME FUND OF BOSTON

               Supplement to Statement of Additional Information
                             dated February 1, 1995

         On December 14, 1995, the shareholders of the Fund met and approved changes to the fundamental investment policies of the Fund, such that the following replaces the list of policies set forth on pages 2-3 of the Statement of Additional Information:

         As a matter of fundamental policy, the Fund may not:

         (1) With respect to 75% of the total assets of the Fund, purchase any security if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

         (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. (The use of options and futures transactions and short sales may be deemed senior securities);

         (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

         (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 (restricted securities);

         (5) Purchase any security if such purchase, at the time thereof, would cause more than 25% of the Fund's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

         (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

         (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

         (8) Make loans to any person except by (i) the acquisition of debt securities and making portfolio investments, (ii) entering into repurchase agreements or (iii) lending portfolio securities.

         The Fund has adopted the following nonfundamental investment policies which may be changed by the Trustees without the approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid;
(b) invest more than 5% of its total assets (taken at current value) in the securities of issuers which, including their predecessors, have been in operation for less than three years; (c) purchase put or call options on securities if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options, would be so invested; (d) purchase warrants in excess of 5% of assets, of which 2% may be warrants which are not listed on the New York or American Stock Exchanges; (e) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (f) purchase or retain in its portfolio any securities issued by an issuer, any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or is a member, officer, director or trustee of an investment adviser of the Fund, if after the purchase the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); or (g) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

         The shareholders also approved an Amended and Restated Declaration of Trust for the Fund.


December 15, 1995                                                    IBSAIS

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          February 1, 1995

                      EATON VANCE INCOME FUND OF BOSTON
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
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TABLE OF CONTENTS                                                           Page
General Information and History ...........................................    2
Investment Policies and Restrictions ......................................    2
Other Investment Features .................................................    3
Officers and Trustees of the Fund .........................................    9
Control Persons and Principal Holders of Securities .......................   10
Investment Adviser ........................................................   10
Custodian .................................................................   12
Independent Accountants ...................................................   13
Services for Accumulation .................................................   13
Service for Withdrawal ....................................................   14
Portfolio Security Transactions ...........................................   14
Determination of Net Asset Value ..........................................   15
Investment Performance ....................................................   15
Taxes .....................................................................   17
Principal Underwriter .....................................................   19
Service Plan ..............................................................   20
Other Information .........................................................   21
Financial Statements ......................................................   22
------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EATON VANCE INCOME FUND OF BOSTON (THE "FUND") DATED FEBRUARY 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE PRINCIPAL UNDERWRITER (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                       GENERAL INFORMATION AND HISTORY

    Eaton Vance Income Fund of Boston (the "Fund") is a Massachusetts business trust established under a Declaration of Trust dated March 27, 1989. Its predecessor, Eaton Vance Income Fund of Boston, Inc., was organized as a Maryland corporation and commenced operation in 1971. The Fund collectively with its predecessor, as the context may require, are referred to as the Fund. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Investment Adviser"), a Massachusetts business trust. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC").

                     INVESTMENT POLICIES AND RESTRICTIONS

    A substantial portion of the Fund's portfolio will generally consist of fixed-income securities and dividend paying stocks. However, the Fund may also, from time to time, invest in non-income producing bonds and obligations and in non-dividend paying stocks and rights and warrants when it believes there is a substantial opportunity for capital appreciation. Any realized gains from such capital appreciation provide an opportunity for increasing the Fund's investment in income producing securities. Bonds and preferred stocks will tend to be acquired for current income and reasonable stability of capital; convertible securities and common stocks will normally be acquired for their growth potential as well as their yield. The percentages of assets invested in fixed-income securities and the type of such securities held by the Fund will vary and may include a broad range of quality in rated and unrated debt securities, as described in the prospectus. The Fund does not invest in companies for the primary purpose of acquiring control or management thereof.

    The Fund does not seek to realize short-term gains. However, it may dispose of fixed-income securities on a short term (less than six months) basis in order to take advantage of differentials in bond prices and yields or of fluctuations in interest rates consistent with its investment objective. Other securities may also be disposed of earlier than originally anticipated because of changes in business trends or developments, or other circumstances believed to render them vulnerable to price decline or otherwise undesirable for continued holding.

    See the information contained under the caption "How the Fund Invests its Assets and Risks Associated with Investments" in the current prospectus for a further description of the Fund's objective and investment policies.

    The Fund operates under certain restrictions on investment policy. These policies, including the policies indicated below under "Investment in Foreign Securities", "Investment in Warrants", and "Restricted Securities", are fundamental policies, which cannot be changed without the vote of the holders of a majority of the Fund's outstanding shares. Under these restrictions, the Fund cannot:

    (a) Deviate from any percentage restrictions set forth below under "Investment in Foreign Securities", "Investment in Warrants", and "Restricted Securities";

    (b) Invest in physical commodities, or contracts for the purchase or sale of physical commodities;

    (c) Invest in real estate, or unmarketable securities of real estate investment trusts or real estate mortgages as such; however, the Fund may purchase the marketable securities of a real estate investment trust;

    (d) Purchase securities on margin;

    (e) Make short sales of securities except "short sales against-the-box"; in such a short sale at all times during which a short position is open the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the unconditional right, without delay and without payment of further consideration, to obtain an equal amount of the securities sold short; no more than 15% of the Fund's net assets (taken at market or other current values) will be held as collateral for such sales at any one time;

    (f) Lend money, but the Fund may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations of the type that are usually purchased by institutions, whether or not publicly distributed; the Fund may also make loans of portfolio securities provided the loan is collateralized in accordance with applicable regulatory requirements and provided that immediately after any such loan the value of the securities loaned does not exceed 25% of the total value of the Fund's assets; see "Loans of Portfolio Securities" below.

    (g) Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;

    (h) Concentrate investments in any particular industry; therefore the Fund will not purchase the securities of companies in any one industry if thereafter more than 25% of the value of its assets would consist of securities of companies in that industry;

    (i) Borrow in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes and only in special cases and for a short time; no assets of the Fund, including its securities or receivables, may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt. For the purpose of this limitation the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian, sub-custodian or transfer agent in connection with any of the Fund's investment transactions is not considered a pledge of assets. To the extent that the Fund purchases additional portfolio securities while such borrowings are outstanding, the Fund may be considered to be leveraging its assets, which entails the risks that the costs of borrowing may exceed the return from the securities purchased. (The Fund anticipates paying interest on borrowed money at rates comparable to its yield and the Fund has no intention of attempting to increase its net income by means of borrowing);

    (j) Invest in or hold securities of any issuer if those officers and Trustees or directors of the Fund or its adviser beneficially owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

    (k) Write, purchase or sell puts, calls or combinations thereof, except that it may purchase or write put or call options on futures contracts and may write call options on securities which the Fund owns and it may purchase call options only to close out a position acquired through the writing of such options. Any call options on securities written or purchased must be listed on a domestic securities exchange and, at the time any such option is written, no more than 15% of the total assets of the Fund may be subject to call options;

    (l) Invest more than 5% of the value of its total assets taken at market value at time of purchase, in the securities of any one issuer (not including government securities) nor acquire more than 10% of the outstanding voting securities or more than 10% of the total value of all outstanding securities of any one issuer;

    (m) Invest in securities of other investment companies or investment funds, domestic or foreign;

    (n) Invest more than 5% of the value of its total assets (at the time of purchase) in securities of companies that have operated less than three years, including the operations of predecessors, and in equity securities (other than restricted securities) which are not readily marketable; or

    (o) Invest in interests in oil, gas, or other mineral exploration or development programs.

    For the purpose of investment limitations (d), (e) and (i), the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to its transactions in all types of options, futures contracts, options on futures contracts and forward contracts shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, (iii) the purchase of a security on margin or (iv) a short sale.

    In order to permit the sale of shares of the Fund in certain states the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                          OTHER INVESTMENT FEATURES
LOAN INTERESTS
    A loan in which the Fund may acquire a loan interest (a "Loan Interest") is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

    The Investment Adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Eaton Vance also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants"). From time to time Eaton Vance and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire such interests from the Fund or may be Intermediate Participants with respect to loans in which the Fund owns interests. Such banks may also act as Agents for loans in which the Fund owns interests.

    In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

    Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

    The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. See investment limitations (h) and (l) above. For purposes of these restrictions, the Fund generally will treat the borrower as the "issuer" of a Loan Interest held by the Fund. In the case of loan participations where the Agent or Intermediate Participant serves as financial intermediary between the Fund and the borrower, the Fund, in appropriate circumstances, will treat both the Agent or Intermediate Participant and the borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOANS OF PORTFOLIO SECURITIES
    The Fund may, to increase its income, lend its securities if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines (which are subject to change) the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities) maturing in one year or less from the date deposited. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

    The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees. The terms of the Fund's loans meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter.

WRITING COVERED CALL OPTIONS
    Call options ("calls") may be written, i.e., sold, by the Fund if (i) thereafter not more than 25% of total assets are subject to calls; (ii) the calls are listed on a domestic securities exchange; and (iii) the calls are covered, i.e., the Fund owns the securities subject to the call (or other securities acceptable for escrow arrangements) while the call is outstanding.

    When the Fund writes a call it receives a premium and agrees to sell the callable securities to a purchaser of a call during the call period (not more than 9 months) at a fixed exercise price (which may be different from the market price) regardless of market price changes during the call period. Thus, the Fund foregoes any possible profit from an increase in market price over the exercise price.

    The Fund may purchase calls only in a "closing purchase transaction" to terminate its call obligation; a profit or loss will be realized depending upon whether the premium previously received is more or less than the price of the call purchased. Such profits may be considered, in whole or in part, short-term capital gains for tax purposes, as may be premiums on lapsed calls and certain mark-to-market gains, and distributions by the Fund from any net short-term capital gains are taxable as ordinary income. If, due to a lack of a market, the Fund cannot effect a closing purchase transaction, it would have to hold the callable securities until the call lapses or is exercised.

    Call writing may affect the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

INVESTMENT IN FOREIGN SECURITIES
    The Fund will only purchase foreign securities which are listed on a domestic or foreign securities exchange or traded in the United States over-the-counter market. The Fund will only hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. In connection with purchases on foreign securities exchanges, the Fund may purchase securities issued by companies in any country, developed or underdeveloped. The Fund's income on foreign securities may be reduced by foreign taxes.

    Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

    Generally, any trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars.

INVESTMENT IN WARRANTS
    The Fund may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from calls in that warrants are issued by the same issuer as the security which may be purchased on their exercise, whereas calls may be written or issued by anyone. (See "Writing Covered Call Options" above). The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES
    The Fund may invest in securities the disposition of which would be subject to legal restrictions. It is expected that most securities of this nature acquired by the Fund will be debt securities which are intended to help achieve the Fund's primary objective of providing income. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. No restricted securities shall be acquired without registration rights if such acquisition would cause more than 5% of the value of the Fund's assets at the time of purchase to be invested in restricted securities without such registration rights. As of the end of its last fiscal year, the Fund owned no restricted securities without such registration rights.

    Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

    No restricted securities and no securities for which there is no readily available market ("unmarketable securities") will be acquired which, at the time of acquisition, will cause the aggregate current value of unmarketable securities and restricted securities to exceed 10% of the Fund's net assets. As of the end of its last fiscal year, the Fund had 3.7% of its net assets invested in such securities.

FUTURES TRANSACTIONS
Futures Contracts. A change in the level of interest rates, currency exchange rates or securities prices may affect the value of the Fund's portfolio securities (or of securities that the Fund expects to purchase). To hedge against changes in rates or prices, or for non-hedging purposes, the Fund may enter into (i) futures contracts for the purchase or sale of securities and currency, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. In the United States futures contracts are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The Fund may also enter into futures contracts traded on a foreign exchange if it is determined by Eaton Vance that trading on such exchange does not subject the Fund to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges.

Futures Contracts on Securities and Currency. A futures contract on a security or a currency is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return or of the specified currency. By purchasing futures on securities or currencies, the Fund will legally obligate itself to accept delivery of the underlying security or currency and pay the agreed price; by selling futures on securities or currency, it will legally obligate itself to make delivery of the security or currency against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Futures Contracts on Securities Indices. Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency exchange rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund (or currency in which such securities are denominated) or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market or foreign currency exchange rates to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Fund may use options on futures contracts for bona fide hedging purposes as defined below or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Fund purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

    If the Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes in the value of securities (or the currency in which such securities are denominated) held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Limitations on the Use of Futures Contracts and Options on Futures Contracts. The Fund will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities (or the currency in which they are denominated) held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Fund will also be held by the custodian in a segregated account and will be marked to market daily.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES
    Transactions in futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying futures contracts and options. As a result, the available information on which the Fund's trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

PORTFOLIO TURNOVER
    The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either directly by increasing income or indirectly by enhancing the Fund's net asset value.

                      OFFICERS AND TRUSTEES OF THE FUND

    The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of Eaton Vance; Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Fund, Eaton Vance, BMR, EVC or EV as defined in the Investment Company Act of 1940 by virtue of their affiliation with any one or more of the Fund, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

KENNETH C. KNIGHT (68), CHAIRMAN OF THE BOARD OF TRUSTEES
Consultant; prior to 1989, Division Manager, The Whale Oil Corp. of New
  England (fuel oils and home heating). During the previous five years an officer of various predecessor fuel oil and home heating companies which were involved in takeovers.
Address: 588 Andover Street, Lowell, Massachusetts 01852

M. DOZIER GARDNER (61), PRESIDENT AND TRUSTEE*
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (63), TRUSTEE
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

ROBERT GLUCK (67), TRUSTEE
Management Consultant
Address: 6742 Via Regina, Boca Raton, Florida 33433

SAMUEL L. HAYES III (59), TRUSTEE
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
  02163

JEROME PRESTON, JR. (72), TRUSTEE
Partner, Foley, Hoag & Eliot (law firm). A Trustee of University Hospital.
Address: One Post Office Square, Boston, Massachusetts 02110

NORTON H. REAMER (59), TRUSTEE
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), TRUSTEE
Director, Fiduciary Trust Company; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

HOOKER TALCOTT (52), VICE PRESIDENT*
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (49), TREASURER*
Vice President of Eaton Vance, BMR and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), SECRETARY*
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL (37), ASSISTANT TREASURER*
Assistant Vice President of Eaton Vance and EV since January 17, 1992 and of BMR since August 11, 1992, employee of Eaton Vance since October 23, 1991. Audit Manager -- Financial Services Industry Practice, Deloitte & Touche (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR. Ms. Campbell was elected Assistant Treasurer of the Fund on December
  16, 1991.

JANET E. SANDERS (59), ASSISTANT TREASURER AND ASSISTANT SECRETARY*
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Ms. Sanders was elected Assistant Treasurer and Assistant Secretary of the Fund on April 18, 1989.

    Messrs. Gluck, Knight and Thorndike are members of the Special Committee of the Board of Trustees of the Fund. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the investment adviser's organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Fund or the investment adviser.

    Messrs. Dwight and Preston are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing with such accountants and the Treasurer of the Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization are paid by the Fund. During the fiscal year ended September 30, 1994, the Trustees of the Fund earned the following compensation in their capacities as Trustees from the Fund and other funds in the Eaton Vance fund complex:

                             AGGREGATE       RETIREMENT       TOTAL COMPENSATION
                            COMPENSATION   BENEFIT ACCRUED      FROM FUND AND
NAME                         FROM FUND    FROM FUND COMPLEX    FUND COMPLEX(1)
----                        ------------  -----------------   ------------------
Donald R. Dwight ..........   $ 1,131          --0--              $132,500
Robert Gluck ..............    10,000          --0--                10,000
Samuel L. Hayes, III ......     1,091          --0--               140,000
Kenneth C. Knight .........    10,000          --0--                10,000
Jerome Preston Jr .........     9,200          --0--                 9,200
Norton H. Reamer ..........     1,050          --0--               132,500
John L. Thorndike .........     1,079          --0--               137,000
---------
(1) The Eaton Vance fund complex consists of 201 registered investment companies or series thereof. Messrs. Gluck, Knight and Preston serve only on the Board of Trustees of the Fund.

    Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 31, 1994, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of that same date, Merrill Lynch, Pierce, Fenner & Smith, Inc. was the record owner of approximately 8.4% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the Fund's knowledge, no other person owns of record or beneficially 5% or more of the outstanding shares of the Fund.

                              INVESTMENT ADVISER

    The Fund engages Eaton Vance as its investment adviser pursuant to an investment advisory agreement originally made on May 22, 1989 and re-executed on November 1, 1990. Eaton Vance or its affiliates acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion. Eaton Vance is a wholly-owned subsidiary of EVC, a holding company.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. It maintains a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Under the investment advisory agreement Eaton Vance receives a monthly advisory fee of 5/96 of 1% (equivalent to 5/8 of 1% annually) of average monthly net assets of the Fund. For the fiscal year ended September 30, 1994, the Fund paid Eaton Vance an advisory fee of $645,516. The Fund paid Eaton Vance an advisory fee of $554,722 for the fiscal year ended September 30, 1993 and $487,499 for the fiscal year ended September 30, 1992.

    As investment adviser to the Fund, Eaton Vance manages the Fund's investments and administers its affairs, subject to the supervision of the Board of Trustees of the Fund. Pursuant to the investment advisory agreement Eaton Vance furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and compensates all officers and Trustees of the Fund who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities. The Fund has agreed to pay all expenses not expressly stated to be payable by Eaton Vance under the investment advisory agreement, which expenses payable by the Fund include, without implied limitation, expenses of maintaining the Fund and continuing its existence, registration of the Fund under the Investment Company Act of 1940, commissions, fees and other expenses connected with the purchase or sale of securities, auditing, accounting and legal expenses, taxes and interest, governmental fees, expenses of issue, sale, repurchase and redemptions of shares, expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, expenses of reports to governmental officers and commissions, insurance expenses, association membership dues, fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset values), fees, expenses and disbursements of transfer agents, dividend disbursing agents and registrars for all services to the Fund, expenses for servicing shareholder accounts, any direct charges to shareholders approved by the Trustees of the Fund, compensation and expenses of Trustees of the Fund who are not members of the Eaton Vance organization, and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees and officers with respect thereto.

    The Fund is responsible for all expenses for servicing shareholder accounts, and Eaton Vance performs on behalf of the Fund various functions which relate to the administration and servicing of existing shareholder accounts without being reimbursed by the Fund for its costs in connection therewith. It is possible that Eaton Vance may, in the future, request that the Trustees of the Fund take action to have the Fund reimburse Eaton Vance for its costs in performing these services. These services include functions which are primarily administrative and clerical in nature, and include such matters as handling communications from shareholders with respect to their accounts and the processing of liquidation and exchange requests received from dealers or shareholders with respect to such accounts. If any such request for reimbursement is made, the Trustees of the Fund intend to review the specific nature and costs of these services prior to approving any such reimbursement.

    The investment advisory agreement with Eaton Vance remains in effect until February 28, 1995; it may be continued indefinitely thereafter so long as such continuance after February 28, 1995 is approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Fund or of Eaton Vance cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The agreement may be terminated at any time without penalty on sixty days written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Fund, and the agreement will terminate automatically in the event of its assignment. The agreement provides that Eaton Vance may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Eaton & Howard" or "Vance, Sanders" in their names. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purpose, holding or sale of any security.

    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the Trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of December 31, 1994, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner and Otis, who are officers or Trustees of the Fund are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Talcott, and O'Connor and Ms. Campbell, and Ms. Sanders, are officers or Trustees of the Fund, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the investment advisory agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through authorized firms.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and owns 77.3% of the stock of Investors Bank & Trust Company, which provides custodial, trustees and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Fund is treated as a self-custodian pursuant to Rule 17f-2 under the Investment Company Act of 1940, and the Fund's investments held by IBT as custodian are thus subject to additional examinations by the Fund's independent auditors as called for by such Rule. During the fiscal year ended September 30, 1994 the Fund paid Investors Bank & Trust Company $79,935 under these arrangements.

                           INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                          SERVICES FOR ACCUMULATION

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Invest-by-Mail--for periodic share accumulation. Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time. The name of the shareholder and the account number should accompany each investment.

    Bank Draft Investing--for regular share accumulation. Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for Bank Draft Investing accounts.

    Intended Quantity Investment--Statement of Intention. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation--Cumulative Quantity Discount. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current prospectus of the Fund. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $80,000 in EV Traditional Investors Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested) which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current prospectus. Shares purchased (i) by an individual, his spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge levels.

    For any such discount to be made available, at the time of purchase a purchaser or his Authorized Firm must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may give rise to gain or loss for tax purposes. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value plus the applicable sales charge) will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous because of the sales charge included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with the broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services, include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Eaton Vance will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits available from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the Fund's fiscal year ended September 30, 1994, the Fund paid no brokerage commissions. During the fiscal years ended September 30, 1993 and 1992, the Fund paid brokerage commissions of $1,049 and $494, respectively, on portfolio transactions.

                       DETERMINATION OF NET ASSET VALUE

    For a description of how the Fund values its shares, see "Valuing Fund Shares" in the Fund's current prospectus. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Washington's Birthday, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                            INVESTMENT PERFORMANCE

    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund's average annual total return for the ten year period ended September 30, 1994 was 11.64%.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum sales load) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period. Yield calculations assume a maximum sales charge equal to 4.75% of the public offering price. Actual yield may be affected by variations in sales charges on investments. For the thirty-day period ended September 30, 1994 the yield of the Fund was 10.21%.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on the market value of such obligations and from dividends from equity securities based on stated annual rates, exclusive of special or extra distributions, (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month. The Fund's distribution rate (calculated on September 30, 1994 and based on the Fund's monthly distribution paid September 30, 1994) was 10.01%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 10.49%.

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the ten year period ended September 30, 1994.

                                                         VALUE OF A $1,000 INVESTMENT
                                                                                   TOTAL RETURN                 TOTAL RETURN
                                                                VALUE OF      EXCLUDING SALES CHARGE<F1>  INCLUDING SALES CHARGE<F2>
                                    INVESTMENT    AMOUNT OF    INVESTMENT    -------------------------    ------------------------
   INVESTMENT PERIOD                   DATE      INVESTMENT*   ON 9/30/94    CUMULATIVE     ANNUALIZED    CUMULATIVE    ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
10 Years Ended 9/30/94                9/30/84     $ 952.97     $ 3,009.78      215.83%        12.19%        200.83%        11.64%
5 Years Ended 9/30/94                 9/30/89     $ 952.18     $ 1,551.74       62.97%        10.26%         55.23%         9.19%
1 Year Ended 9/30/94                  9/30/93     $ 952.38     $   992.85        4.25%         4.25%         -0.70%        -0.70%

---------
<F1> Initial investment less the current maximum sales charge of 4.75%.
<F2> Based on current maximum sales charge of 4.75%

                                  PERCENTAGE CHANGES DURING THE TEN YEAR PERIOD ENDED 9/30/94
                                         NET ASSET VALUE                                     MAXIMUM OFFERING PRICE
                      TO NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED    TO NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED
      FISCAL          ----------------------------------------------------    -----------------------------------------------------
       YEAR                                                      AVERAGE                                               AVERAGE
      ENDED                ANNUAL            CUMULATIVE          ANNUAL             ANNUAL          CUMULATIVE          ANNUAL
-----------------------------------------------------------------------------------------------------------------------------------
   9/30/85                 21.86%             21.86%             21.86%            16.07%             16.07%           16.07%
   9/30/86                 19.26              45.33              20.55             13.59              38.42            17.65
   9/30/87                 11.11              61.46              17.32              5.83              53.79            15.43
   9/30/88                  9.35              76.56              15.27              4.16              68.18            13.88
   9/30/89                  9.76              93.80              14.15              4.55              84.59            13.04
   9/30/90                -13.06              68.48               9.08            -17.19              60.48             8.20
   9/30/91                 28.54             116.57              11.67             22.43             106.28            10.90
   9/30/92                 24.25             169.09              13.17             18.35             156.31            12.49
   9/30/93                 12.59             202.96              13.11              7.24             188.57            12.50
   9/30/94                  4.25             215.83              12.19             -0.70             200.83            11.64

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    The Fund's total return may be compared to the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g. Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-anually, quarterly or daily, e.g. $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year and $1,188 at the end of the second year. The extra $8, which was earned on the $90 interest from the first year is the compound interest. $1,000 compounded annually at 9% grows to $2,367 at the end of 10 years and $5,604 at the end of 20 years. Other examples of compounding $1,000 annually are 7% grows to $1,967 at the end of 10 years and $3,870 at the end of 20 years. At 12% the $1,000 grows to $3,106 at the end of 10 years and $9,646 at the end of 20 years. All of these examples are for illustrative purposes only and are not meant to indicate performance of the Fund.

    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example: After 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    From time to time, information, charts and illustrations showing comparative historical information of high-yielding bonds as represented by The First Boston High Yield Index over 10-year U.S. Treasury bonds may be used in advertisements and other material furnished to present or prospective shareholders. The First Boston High Yield Index is an unmanaged index of 423 high-yielding securities with an average life of 8.4 years, an average maturity of 9.0 years and an average coupon of 11.22%. The principal and interest of U.S. Treasury bonds are guaranteed by the U.S. Government, while high yield bonds, sometimes referred to as "junk bonds," are of lower quality than investment-grade bonds and U.S. Government securities.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES

    See "Distributions and Taxes" in the Fund's current prospectus.

    The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended September 30, 1994 (see Note 1C to Financial Statements).

    In order to avoid Federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided the Fund qualifies as a regulated investment company for Federal income tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will, except for certain currency-related positions, generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish the Fund's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. The Fund may have to limit its activities in options, futures contracts and forward contracts in order to maintain its qualification as a regulated investment company.

    The Fund's investment in zero coupon and deferred interest securities, payment in kind securities and any other securities with original issue discount (or market discount, if an election is made to include earned market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

    Distributions of net investment income, the excess of net short-term capital gains over net long-term capital losses and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of the excess of net long-term capital gains over net short-term capital losses (including any capital losses carried forward from prior years) are taxable to shareholders as long-term capital gains whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The portion of distributions made by the Fund which are derived from dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations. The dividends-received deduction for corporate shareholders is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares.

    Any loss realized upon the redemption or exchange of shares with a tax-holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. As it is not expected that more than 50% of the value of the total assets of the Fund at the close of any taxable year will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Fund. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency or currency derivatives and investment by the Fund in the stock of certain "passive foreign investment companies" may be limited or a tax-deduction may be made, if available, in order to avoid imposition of a tax on the Fund.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from ordinary income and the excess of net short-term capital gain over net long-term capital loss unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that nonresident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through such plans should consult their tax advisers for more information.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to the special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Shares of the Fund may be continuously purchased at the public offering price through certain financial service firms ("Authorized Firms") which have agreements with Eaton Vance Distributors, Inc., the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the Investment Company Act of 1940, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, or any investment company for which Eaton Vance or Boston Management and Research acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Fund reserves the right to suspend or limit the offering of shares to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the distribution agreement with the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. The distribution agreement is renewable annually by the Fund's Board of Trustees (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the
Fund), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Firms. In the case of the maximum sales charge the Authorized Firm retains 4% of the public offering price (4.20% of the net amount invested) and the Principal Underwriter retains 0.75% of the public offering price (0.79% of the net amount invested). However, the Principal Underwriter may allow at times, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The total sales charges for sale of shares of the Fund during the fiscal years ended September 30, 1994, 1993 and 1992, were $456,053, $396,885 and $359,468, respectively, of which $71,474, $63,089 and $57,325, respectively, was received by the Principal Underwriter. For the fiscal years ended September 30, 1994, 1993 and 1992, Authorized Firms received $384,579, $333,796 and
$302,143, respectively, from the total sales charges.

                                 SERVICE PLAN

    In addition to the fees and expenses described herein under "Investment Adviser," the Fund has adopted a Service Plan (the "Plan") designed to meet the requirements of Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. Pursuant to such Rule, the Plan has been approved by the independent Trustees of the Fund, who have no direct or indirect financial interest in the Plan and by all of the Trustees of the Fund. The Plan amends and replaces the Fund's original distribution plan which was approved by the Fund's shareholders. (Management believes service fee payments are not distribution expenses governed by the Rule, but has chosen to have the Plan approved as if the Rule were Applicable.)

    The Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months.

    The Plan remains in effect through April 28, 1995 and from year to year thereafter, provided such continuance is approved by a vote of the Board of Trustees and by a majority of (i) those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Plan may be terminated any time by vote of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan, the President or a Vice President of the Fund shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made.

    So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    During the fiscal year ended September 30, 1994, the Fund made payments under the Plan aggregating $88,402 to the Principal Underwriter, of which $42,601 was paid to Authorized Firms for distribution and shareholder services and the balance was retained by the Principal Underwriter for such services.

                              OTHER INFORMATION

    Eaton Vance, pursuant to the Investment Advisory Agreement, controls the use of the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes. EVC may require the Fund to cease using such words in its name if EVC or Eaton Vance or any other subsidiary or affiliate of EVC ceases to act as investment manager of the Fund.

    The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund, except that the Declaration of Trust may be amended by the Trustees to change the name of the Trust, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform it to applicable Federal laws or regulations. The Declaration under which the Fund is established may be terminated (i) upon the sale of the Fund's assets to another diversified open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such sale of assets, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by a majority of the Trustees or by vote of the holders of a majority of the Fund's outstanding shares. If not so terminated, the Fund may continue indefinitely.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Fund provide that no natural person shall serve as a Trustee of the Fund after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from that office either by declaration in writing filed with the Fund's Custodian or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Fund's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The right to redeem can be suspended and the payment of the redemption price deferred when the New York Stock Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Securities and Exchange Commission which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1994

-----------------------------------------------------------------------------
                         CORPORATE BONDS & NOTES - 95.5%
-----------------------------------------------------------------------------
                                                    FACE AMOUNT      VALUE
-----------------------------------------------------------------------------
AUTOMOTIVE/TRUCK - 3.4%
JPS Automotive Products, Sr. Notes,
  11.125%, 6/15/2001                                $  950,000   $    957,125
Motor Wheel Corp., Sr. Sub. Notes,
  11.50%, 3/1/2000                                   1,125,000      1,113,750
Truck Components Inc., Sr. Notes,
  12.75%, 6/30/2001                                  1,400,000      1,484,000
                                                                 ------------
                                                                 $  3,554,875
                                                                 ------------
CHEMICALS - 3.1%
Huntsman Corp., 1st Mtg. Notes,
  11%, 4/15/2004                                    $l,500,000   $  1,560,000
UCC Investors Sr. Sub. Notes,
  11%, 5/1/2003                                        800,000        824,000
UCC Investors Holding Inc. Sub. Disc.
  Debs., 12% (0% until 1998), 5/1/2005                 500,000        335,000
  10.5%, 5/1/2002
UCC Investors, Sr. Notes,
  10.5%, 5/1/2002                                      500,000        505,000
                                                                 ------------
                                                                 $  3,224,000
                                                                 ------------
CONSUMER GOODS - 3.3%
FM Holdings, Inc., Accr. Debs.,
  13.125%, 9/15/2005                                $  600,000   $    600,000
Formica Corp., Sub. Disc. Debs.,
  15.75%, 10/1/2001                                  1,000,000      1,030,000
Formica Corp., Sr. Sub. Notes,
  14%, 10/1/1999                                       300,000        313,500
K-III Communications, Sr. Notes,
  10.25%, 6/1/2004                                     400,000        392,000
Newflo Corp., Sub. Notes,
  13.25%, 11/15/2002                                 1,000,000      1,050,000
                                                                 ------------
                                                                 $  3,385,500
                                                                 ------------
CONTAINERS - 6.8%
Anchor Glass, Sr. Sub. Debs.
  9.875%, 12/15/2008                                $l,000,000   $    910,000
Container Corp. of America, Sr. Notes,
  9.75%, 4/1/2003                                    1,000,000        965,000
Container Corp., Sr. Notes,
  10.75%, 5/1/2002                                     600,000        618,000
Gaylord Container Corp., Sr. Sub.
  Disc. Debs., 12.75% (0% until 1996),
  5/15/2005                                          1,500,000      1,269,375
Silgan Holdings, Sr. Sub. Notes,
  11.75%, 6/15/2002                                    500,000        515,000
Silgan Holdings, Sr. Sub. Notes,
  13.25% (0% until 1996), 12/15/2002                 1,000,000        815,000
Stone Container Corp., Sr. Notes,
  9.875%, 2/1/2001                                     600,000        564,000
Stone Container Corp., Sr. Sub. Debs.,
  12.625%, 7/15/1998                                   800,000        838,000
Stone Container Corp., Sr. Sub. Debs.,
  10.75%, 4/1/2002                                     500,000        496,765
                                                                 ------------
                                                                 $  6,991,140
                                                                 ------------
ENERGY - 1.7%
Mesa Capital Corp., Sec. Disc. Notes,
  12.75% (0% until 1995), 6/30/1998                 $1,200,000   $  1,060,500
Synergy Group, Sr. Notes,
  9.5%, 9/15/2000                                      893,000        732,260
                                                                 ------------
                                                                 $  1,792,760
                                                                 ------------
FOOD - 5.5%
Americold Corp., First Mtg. Notes,
  11.5%., 3/1/2005                                  $  720,000   $    644,400
Flagstar Corp., Sub. Debs.,
  11.25%, 11/1/2004                                  1,243,000      1,065,873
Food 4 Less Supermarket Inc., Sr. Sub.
  Debs., 13.75%, 6/15/2001                           1,500,000      1,612,500
Purina Mills, Sr. Sub. Notes,
  10.25%, 9/1/2003                                   1,050,000      1,042,125
Specialty Foods Corp., Sr. Disc. Debs.,
  13% (0% until 1999), 8/15/2005                       800,000        296,000
Specialty Foods Corp., Sr. Notes,
  10.25%, 8/15/2001                                    500,000        460,000
Specialty Foods Corp., Sr. Sub. Notes,
  11.25%, 8/15/2003                                    650,000        549,250
                                                                 ------------
                                                                 $  5,670,148
                                                                 ------------
HEALTH - 3.2%
American Medical Intl. Inc. Sr. Sub.
  Notes, 13.5%, 8/15/200i                           $  750,000   $    836,250
Hallmark Healthcare, Sr. Sub. Notes,
  10.625%, 11/15/2003                                1,000,000      1,010,000
Healthtrust Inc., Sub. Notes,
  10.25%, 4/15/2004                                    800,000        824,000
Ornda Corp., Sr. Sub. Notes, 11.375%, 8/15/2004        675,000        681,750
                                                                 ------------
                                                                 $  3,352,000
                                                                 ------------
HOME BUILDING - 4.3%
American Standard, Sr. Notes,
  14.25%, 6/30/2003                                 $  333,000        342,491
American Standard, Sr. Notes,
  11.375%, 5/15/2004                                   750,000        798,750
Building Materials, Sr. Disc. Notes,
  0%, 7/1/2004                                       1,450,000        775,750
Overhead Door Corp., Sr. Notes,
  12.25%, 2/1/2000                                     750,000        772,500
Tarkett International, Sr. Sub. Notes,
  9%, 3/1/2002                                         900,000        841,500
USG Corp., Sr. Notes, 8.75%, 3/1/2017                  650,000        559,000
USG Corp., Sr. Notes, 10.25%, 12/15/2002               400,000        407,000
                                                                 ------------
                                                                 $  4,496,991
                                                                 ------------
HOTEL & RESTAURANT - 1.7%
American Restaurant Group, Sr. Sec.
  Notes, 12%, 9/15/1998                             $l,200,000   $  1,140,000
Host Marriot, Sr. Notes, 11.25%, 7/18/2005             565,500        576,810
                                                                 ------------
                                                                 $  1,716,810
                                                                 ------------
INDUSTRIAL - 8.2%
Clevite Industries Inc., Sub. Debs.,
  12.375%, 6/30/2001**                              $1,000,000   $    456,000
Dial Call Communications, Sr. Disc.
  Notes, 12.25% (0% until 1999), 4/15/2004           1,800,000        954,000
Foamex L.P. Sr. Notes, 11.25%, 10/1/2002             1,300,000      1,313,000
GI Holdings., Sr. Disc. Notes, 0%, 10/1/1998         1,200,000        744,000
NL Industries Inc., Sr. Sec. Notes,
  11.75%, 10/15/2003                                 1,100,000      1,127,500
NL Industries Inc., Sr. Sec. Disc. Notes,
  0%, 10/15/2005                                     1,250,000        787,500
Nortek Inc., Sr. Sub. Notes, 9.875%, 3/1/2004        1,200,000      1,116,000
Plastic Specialties, Sr. Sec. Notes,
  11.25%, 12/1/2003                                  1,200,000      1,104,000
Southdown Inc., Sr. Sub. Notes,
  14%, 10/15/2001                                      750,000        832,500
                                                                 ------------
                                                                 $  8,434,500
                                                                 ------------
LEISURE - 5.2%
Bally's Park Place Funding, 1st Mtg.
  Bds., 9.25%, 3/15/2004                            $  600,000   $    501,000
Cablevision Industries Inc., Sr. Notes,
  10.75%, 1/30/2002                                  1,000,000        995,000
GNF Corp., First Mtg. Notes,
  10.625%, 4/1/2003                                  1,050,000        567,000
Imax Corporation 144A, Sr. Notes,
  10% (7% until 1997), 3/1/2001+                       600,000        528,000
Roadmaster Industries Inc., Sr. Sub.
  Notes, 11.75%, 7/15/2002                           1,600,000      1,584,000
Trump Plaza Funding, 1st Mtg. Bonds,
  10.875%, 6/15/2001                                   800,000        572,000
Trump Taj Maha], First Mtg. Bonds,
  11.35%, 11/15/1999                                   906,315        598,168
                                                                 ------------
                                                                 $  5,345,168
                                                                 ------------
MANUFACTURING - 15.0%
Applied Extrusion Inc., Sr. Notes,
  11.5%, 4/1/2002                                   $  800,000   $    812,000
Blue Bell Funding, Sec. Ext. Notes,
  11.85%, 5/1/1999                                     750,000        795,000
Bucyrus Erie Co., Sr. Notes,
  16%, 1/1/1996*                                     1,300,000        676,000
Eagle Industries, Inc., Sr. Disc. Notes,
  10.5% (0% until 1998), 7/15/2003                   1,200,000        762,000
Essex Group, Inc., Sr. Notes,
  10%, 5/1/2003                                      1,525,000      1,483,063
Exide Corp., Sr. Notes,
  10.75%, 12/15/2002                                   500,000        515,000
Federal Industries Ltd., Sr. Notes,
  10.25%, 6/15/2000                                  1,000,000        972,500
Interlake Corp., Sr. Sub. Debs.,
  12.125%, 3/1/2002                                    850,000        769,250
Jorgenen Earle, Sr. Notes,
  10.75%, 3/1/2000                                   1,750,000      1,741,250
Key Plastics Inc., Sr. Notes,
  14%, 11/15/1999                                    1,000,000      1,133,750
Owens Illinois Inc., Sr. Notes,
  11%, 12/1/2003                                     1,000,000      1,060,000
Pace Industries, Sr. Notes,
  10.625%, 12/1/2002                                 1,100,000      1,012,000
SPX Corp., Sr. Sub. Notes,
  11.75%, 6/1/2002                                     400,000        414,000
Terex Corporation, Sr. Sec Notes,
  13%, 8/1/1996                                        293,000        271,025
Terex Corp., Sr. Sub. Notes,
  13.5%, 7/1/1997                                      200,000        176,000
Tuboscope Vetco, Sr. Sub. Debs.,
  10.75%, 4/15/2003                                    500,000        500,000
Unisys Corp., Sr. Notes,
  13.5%, 7/1/1997                                      900,000        974,250
Waters Corp., Sr. Sub. Notes,
  12.75%, 9/30/2004+                                 1,400,000      1,421,000
                                                                 ------------
                                                                 $ 15,488,088
                                                                 ------------
METALS - 11.3%
Acme Metals Inc., Sr. Notes,
  12.5%, 8/1/2002                                   $l,000,000   $  1,007,500
Acme Metals Inc., Sr. Disc. Notes,
  13.5% (0% until 1997), 8/1/2004                      800,000        544,000
Agricultural Mining & Chemical, Sr.
  Notes, 10.75%, 9/30/2003                           1,000,000      1,020,000
AK Steel Holding Corp., Sr. Notes,
  10.75%, 4/1/2004                                   1,200,000      1,209,000
Armco Inc. Sr. Notes, 11.375%, 10/15/1999            1,400,000      1,414,000
Inland Steel Corp., First Mtg. Bonds,
  12%, 12/1/1998                                       750,000        828,750
Maxxam Group, Inc., Sr. Sec. Notes,
  11.25%, 8/1/2003                                     500,000        475,000
Maxxam Group, Inc., Sr. Sec. Disc.
  Notes, 12.25% (0% until 1998), 8/1/2003              900,000        531,000
Republic Engineered Steel, First Mtg.,
  9.875%, 12/15/2001                                 1,200,000      1,110,000
Stelco Inc., Debs., 13.5%, 10/1/2000           CAD     487,000        366,687
U.S. Can Co., Sr. Sub. Notes,
  13.5%, 1/15/2002                                     750,000        847,500
Weirton Steel Corp., Sr. Notes,
  11.50%, 3/1/1998                                     500,000        517,500
Weirton Steel Corp., Sr. Notes,
  10.875%, 10/15/1999                                1,089,000      1,103,973
Wheeling-Pittsburgh Corp., Sr. Notes,
  9.375%, 11/15/2003                                   800,000        724,000
                                                                 ------------
                                                                 $ 11,698,910
                                                                 ------------
MISCELLANEOUS - 1.7%
Corporate Express 144A, Sr. Sub.
  Notes, 9.125%, 3/15/2004+                         $l,700,000   $  1,564,000
YPF Sociedad Anonima, Neg. Oblig.
  Notes, 8%, 2/15/2004                                 200,000        171,500
                                                                 ------------
                                                                 $  1,735,500
                                                                 ------------
OIL/OIL SERVICES - 3.5%
Empire Gas Corp., Sr. Sec. Notes,
  7%, 7/15/2004                                     $l,000,000   $    768,750
Gulf Canada Resources LTD, Sr. Sub.
  Notes, 9.25%, 1/15/2004                              800,000        742,000
Petroleum Heat & Power, Sub. Notes,
  10.125%, 4/1/2003                                    600,000        573,000
Petroleum Heat & Power, Sub. Debs.,
  9.375%, 2/1/2006                                     200,000        180,000
Trans Texas Gas Corp., Sr. Sec. Notes,
  10.5%, 9/1/2000                                    1,400,000      1,372,000
                                                                 ------------
                                                                 $  3,635,750
                                                                 ------------
PAPER/PACKAGING - 3.2%
Fort Howard Corp., Sub. Debs., 9%, 2/1/2006         $  900,000   $    769,500
Fort Howard Corp., CMO, 11%, 1/2/2002                  664,279        690,850
Riverwood International, Sr. Sub.
  Notes, 10.375%, 6/30/2004                          1,100,000      1,122,000
Williamhouse Regency, Sr. Sub. Debs.,
  11.5%, 6/15/2005                                     800,000        776 000
                                                                 ------------
                                                                 $  3,358,350
                                                                 ------------
RETAILING - 7.9%
Apparel Retailers, Sr. Disc. Debs.,
  12.75% (0% until 1998), 8/15/2005                 $1,000,000   $    590,000
Big 5 Holdings Inc., Sr. Sub. Notes,
  13.625%, 9/15/2002                                 1,300,000      1,358,500
Duane Reade G.P., Sr. Notes,
  12%, 9/15/2002                                     1,000,000        980,000
Grand Union Capital Corp., Sr. Notes,
  11.375%, 2/15/1999                                   500,000        460,000
Levitz Furniture Corp., Sr. Sub. Notes,
  9.625%, 7/15/2003                                  1,875,000      1,650,000
Pathmark Stores, Sr. Sub. Notes,
  10.75%, 11/1/2003                                  2,100,000      1,039,500
Purity Supreme, Sr. Sec. Notes,
  11.75%, 8/1/1999                                   1,400,000      1,232,000
Specialty Retailers, Inc., Sr. Sub. Notes,
  11%, 8/15/2003                                       900,000        859,500
                                                                 ------------
                                                                 $  8,169,500
                                                                 ------------
TEXTILES - 3.8%
CMI Industries, Sr. Sub. Notes,
  9.5%, 10/1/2003                                   $  600,000   $    504,000
Dan River Inc., Sub. Notes,
  10.125%, 12/15/2003                                1,050,000        950,250
JPS Textile Group, Sr. Sub. Notes,
  10.25%, 6/1/1999                                     754,000        565,500
JPS Textile Group, Discount Notes,
  10.85%, 6/1/1999                                     629,000        471,750
Westpoint Stevens, Sr. Sub. Debs.,
  9.375%, 12/15/2005                                 1,600,000      1,444,000
                                                                 ------------
                                                                 $  3,935,500
                                                                 ------------
TRANSPORTATION - 1.2%
Delta Air Lines, Inc., Trust Certs.,
  10.5%, 4/30/2016                                  $  500,000   S    486,585
Moran Transportation, 1st Mtg. Notes,
  11.75%, 7/15/2004                                    700 000        707,000
                                                                 ------------
                                                                 $  1,193,585
                                                                 ------------
UTILITIES - 1.5%
Midland Cogeneration Venture, Sr. Sec.
  Lease Obligations, 10.33%, 7/23/2002              $  879,173   $    846,205
Midland Funding II, Sec. Lease Obligations,
  11.75%, 7/23/2005                                    800,000        753,662
                                                                 ------------
                                                                 $  1,599,867
                                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (IDENTIFIED COST, $103,642,139)                                $ 98,778,942
                                                                 ------------

-----------------------------------------------------------------------------
                            PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------
                                                     SHARES          VALUE
-----------------------------------------------------------------------------
Grand Union HLDG Series C, 12% PFD Stock - PIK           1,800   $    106,200
Terex CV PFD                                             8,000        228,000
                                                                 ------------
TOTAL PREFERRED STOCKS
  (IDENTIFIED COST, $413,500)                                    $    334,200
                                                                 ------------

-----------------------------------------------------------------------------
                   COMMON STOCKS, WARRANTS AND RIGHTS - 0.6%
-----------------------------------------------------------------------------
                                               SHARES/WARRANTS        VALUE
-----------------------------------------------------------------------------
AUTO/TRUCK - 0.2%
APS Holding Corp., Cl A Common Stock                     2,124   $     59,875
Terex Corp., Rights, Exp. 7/1/1997+*                     2,166         15,159
Terex Corp., Rights, Exp. 8/1/1996+*                     1,500          7,500
Terex Corp., Warrants*                                   8,000        100,000
                                                                 ------------
                                                                 $    182,534
                                                                 ------------
CHEMICALS - 0.1%
UCC Invt. Hldgs, Cl A Common Stock+                      7,431   $     92,886
                                                                 ------------
FOOD - 0.0%
Servam Corp., Common Stock*                                884   $          0
Servam Corp., $2.00 Wts. Exp. 4/1/2001+*                 7,864              0
Servam Corp., $4.50 Wts. Exp. 4/1/2001+*                 1,768              0
Specialty Foods Acq., Common Stock+*                    12,000          9,000
                                                                 ------------
                                                                 $      9,000
                                                                 ------------
INDUSTRIAL - 0.0%
Thermadyne Holdings Corporation, Common Stock*             777   $      8,936
                                                                 ------------
MANUFACTURING - 0.4%
Southdown Inc, Wts.+*                                     7,500  $    155,625
Triangle Wire and Cable. Wts.+*                           7,500             0
Triangle Wire and Cable, Common Stock                    31,667       221,669
Waxman Industries, Inc, Wts.+*                           14,000           700
                                                                 ------------
                                                                 $    377,994
                                                                 ------------
RETAILING - 0.0%
Purity Supreme, Wts., Exp. 8/1/1999+*                     1,733  $         35
                                                                 ------------

TOTAL COMMON STOCKS, WARRANTS AND RIGHTS
  (IDENTIFIED COST, $838,288)                                    $    671,385
                                                                 ------------

-----------------------------------------------------------------------------
                          SHORT-TERM OBLIGATION - 2.2%
 ----------------------------------------------------------------------------
                                                    FACE AMOUNT      VALUE
-----------------------------------------------------------------------------
CXC, Inc., 5.05%, 10/3/1994, at amortized cost       $2,258,000  $  2,257,050
                                                                 ------------
TOTAL INVESTMENTS
  (IDENTIFIED COST, $107,150,977)                                $102,041,577
OTHER ASSETS, LESS LIABILITIES - 1.4%                               1,440,696
                                                                 ------------
NET ASSETS - 100%                                                $103,482,273
                                                                 ============

*  Non-income producing security.
** On December 19, 1994, the United States Bankruptcy Court for the District of Delaware confirmed the pre-packaged Plan of Reorganization of The Pullman Company, the parent company of Clevite Industries. Under the terms of the Plan of Reorganization, all Clevite Industries debentures are to be exchanged for common stock in The Pullman Company. (Unaudited)
+  Restricted security (Note 8).

CAD - The principal amount of these securities is stated in Canadian Dollars, the currency in which the security is denominated.

                 The accompanying notes are an integral part of
                            the financial statements

                              FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1994
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note IA) (identified cost,
   $107,150,977)                                                   $102,041,577
  Cash                                                                      302
  Receivable for investments sold                                       457,958
  Receivable for Trust shares sold                                      244,729
  Interest and dividends receivable                                   2,807,329
                                                                   ------------
      Total assets                                                 $105,551,894
LIABILITIES:
  Demand note payable                             $  341,000
  Dividends payable                                  370,299
  Payable for investments purchased                1,117,893
  Payable for Trust shares redeemed                  209,913
  Trustees' fees payable                               1,188
  Custodian fee payable                                2,411
  Accrued expenses                                    33,917
                                                  ----------
      Total liabilities                                               2,069,621
NET ASSETS for 13,093,639 shares of beneficial
 interest outstanding                                              $103,482,273
                                                                   ============
SOURCES OF NET ASSETS:
  Paid-in capital                                                  $121,935,263
  Accumulated net realized loss on investment
   transactions (computed on the basis of identified cost)          (12,568,308)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)                        (5,109,342)
  Accumulated distributions in excess of net
   investment income                                                   (775,340)
                                                                   ------------
      Total                                                        $103,482,273
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($103,482,273 / 13,093,639 shares of beneficial interest)            $7.90
                                                                       =====
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $7.90)                        $8.29
                                                                       =====
On sales of $100,000 or more, the offering price is reduced.



    The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1994
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income -
    Interest (net of foreign withholding tax of $4,886)             $11,106,849
    Dividends                                                            30,679
                                                                    -----------
        Total income                                                $11,137,528
                                                                    ===========
Expenses -
    Investment adviser fee (Note 4)                    $   645,516
    Compensation of Trustees not members of the
     Investment Adviser's organization                      40,014
    Service fees (Note 5)                                  103,543
    Custodian fees (Note 4)                                 79,935
    Transfer and dividend disbursing agent fees             71,782
    Printing and postage                                    55,531
    Legal and accounting services                           33,893
    Registration costs                                      25,448
    Miscellaneous                                           15,220
                                                       -----------
        Total expenses                                                1,070,882
                                                                    -----------
            Net investment income                                   $10,066,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis) ($169,995 net gain for
   federal income tax purposes)                        $   147,154
  Change in unrealized appreciation (depreciation)
   of investments                                       (6,048,456)
                                                       -----------
    Net realized and unrealized loss on investments                  (5,901,302)
                                                                    -----------
        Net increase in net assets from operations                  $ 4,165,344
                                                                    ===========


    The accompanying notes are an integral part of the financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                                      --------------------------
                                                            1994       1993
                                                      ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                               $ 10,066,646  $ 9,773,703
  Net realized gain on investment transactions             147,154    2,071,233
  Increase (decrease) in unrealized appreciation of
   investments                                          (6,048,456)  (1,335,740)
                                                      ------------  -----------
    Net increase in net assets from operations        $  4,165,344  $10,509,196
                                                      ------------  -----------
Distributions to shareholders -
  From net investment income                          $(10,066,646) $(9,773,703)
  In excess of net investment income                      (563,437)     (39,031)
                                                      ------------  -----------
    Total distributions to shareholders               $(10,630,083) $(9,812,734)
                                                      ------------  -----------
Net increase from Trust share transactions (Note 2)   $ 14,824,209  $ 8,647,843
                                                      ------------  -----------
    Net increase in net assets                        $  8,359,470  $ 9,344,305
NET ASSETS:
  At beginning of period                                95,122,803   85,778,498
                                                      ------------  -----------
  At end of period (including distributions in excess
   of net investment income of $775,340 and $257,221,
   respectively).                                     $103,482,273  $95,122,803
                                                      ============  ===========


    The accompanying notes are an integral part of the financial statements

                                              FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                 -----------------------------------------------
                                                                   1994      1993      1992      1991      1990
                                                                 -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year                               $  8.40   $  8.33   $  7.56   $  6.89   $  9.16
                                                                 -------   -------   -------   -------   -------
INCOME FROM OPERATIONS:
  Net investment income                                          $  0.83   $  0.92   $  0.97   $  1.04   $  1.15
  Net realized and unrealized gain (loss) on investments           (0.47)     0.07      0.77      0.71     (2.26)
                                                                 -------   -------   -------   -------   -------
    Total income from operations                                 $  0.36   $  0.99   $  1.74   $  1.75   $ (1.11)
                                                                 -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
  From netinvestment income                                      $ (0.81)  $ (0.92)  $ (0.97)  $ (1.04)  $ (1.15)
  From paid-in capital                                              --        --        --       (0.04)    (0.01)
  In excess of net investment income                               (0.05)     --        --        --        --
                                                                 -------   -------   -------   -------   -------
    Total distributions                                          $ (0.86)  $ (0.92)  $ (0.97)  $ (1.08)  $ (1.16)
                                                                 -------   -------   -------   -------   -------
NET ASSET VALUE, end of year                                     $  7.90   $  8.40   $  8.33   $  7.56   $  6.89
                                                                 =======   =======   =======   =======   =======
TOTAL RETURN(1)                                                    4.25%    12.59%    24.25%    28.53%  (13.06)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000 omitted)                         $103,482   $95,123   $85,778   $70,773   $65,588
  Ratio of net expenses to average daily net assets                1.04%     1.03%     1.08%     1.15%     1.05%
  Ratio of net investment income to average daily net assets       9.75%    11.01%    12.02%    15.36%    14.26%
PORTFOLIO TURNOVER                                                   70%      102%       90%       80%       67%


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. FEDERAL TAXES - The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1994, the Trust, for federal income tax purposes, had a capital loss carryover of $12,556,308 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on September 30, 1999 ($7,407,810) and 2000 ($5,148,498).

D. DISTRIBUTIONS TO SHAREHOLDERS - The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The federal income tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1995.

E. OTHER - Investment transactions are accounted for on the date the investments are purchased or sold.

--------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                             --------------------------------------------------
                                      1994                       1993
                             --------------------------------------------------
                               SHARES       AMOUNT        SHARES       AMOUNT
                             ---------   -----------    ---------   -----------
Sales                        3,376,464   $28,296,646    1,930,697   $16,129,233
Issued to shareholders
  electing to receive
  payment of distributions
  in Trust shares              743,312     6,186,563      684,249     5,705,563
Repurchases                 (2,351,168)  (19,659,000)  (1,582,976)  (13,186,953)
                             ---------   -----------    ---------   -----------
    Net increase             1,768,608   $14,824,209    1,031,970   $ 8,647,843
                             =========   ===========    =========   ===========

--------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $83,535,234 and $68,598,565, respectively.

--------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Trust's average monthly net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Eaton Vance Distributors, Inc., a subsidiary of EVM and the Trust's principal underwriter, received approximately $71,474 as its portion of the sales charge on sales of Trust shares during the year ended September 30, 1994. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trustees of the Trust on behalf of the Fund have adopted a Service Plan designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have implemented the Service plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to shares of the Trust sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust made provisions of $103,543 under the Plan to the Principal Underwriter and Authorized Firms during the fiscal year ended September 30, 1994.

--------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the period and at September 30, 1994 had a balance of $341,000 outstanding pursuant to this line of credit.

--------------------------------------------------------------------------------
(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized depreciation/appreciation in value of the investments owned at September 30, 1994, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $107,162,977
                                                            ============
Gross unrealized depreciation                               $  6,862,396
Gross unrealized appreciation                                  1,681,054
                                                            ------------
    Net unrealized depreciation                             $  5,181,342
                                                            ============

--------------------------------------------------------------------------------
(8) NOT READILY MARKETABLE SECURITIES
At September 30, 1994, the Trust owned the following securities (constituting 3.7% of net assets) which were not readily marketable at such date. The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

DESCRIPTION                               DATES OF ACQUISITION    SHARES/FACE         COST          FAIR VALUE
-----------                               --------------------    -----------         ----          ----------
CORPORATE BONDS AND NOTES
-------------------------
Corporate Express, 144A, Sr. Sub. Notes,
  9.125%, 3/15/2004                          2/22/94-9/16/94        1,700,000       $l,574,000      $l,564,000
Imax Corporation, 144A, Sr. Notes, 10%
  (7% until 1997), 3/1/2001                  2/22/94-3/03/94          600,000          554,316         528,000
Waters Corporation, Sr. Sub. Notes,
  12.75%, 9/30/2004                               8/11/94           1,400,000        1.400,000       1.421.000

COMMON STOCKS, WARRANTS AND RIGHTS
----------------------------------
Purity Supreme, Wts., Exp. 8/1/1999               7/29/92               1,773                0              35
Servam Corp., $2.00 Warrants, Exp. 4/1/2001       8/28/91               7,864                0               0
Servam Corp., $4.50 Warrants, Exp. 4/1/2001       8/28/91               1,768                0               0
Specialty Foods, Acq. Common Stock                8/10/93              12,000            8,722           9,000
Southdown Inc. Warrants                          10/28/91               7,500           22,500         155,625
Terex Corp., Rights, Exp. 8/1/1996                7/24/92               1,500                0           7,500
Terex Corp., Rights, Exp. 7/1/1997           8/20/92-8/02/94            2,165                0          15,159
Triangle Wire & Cable Inc., Warrants             10/28/91               7,500                0               0
UCC Invt. Hldgs. Class A Common                  12/05/89               7,431            7,431          92,888
Waxman Industries, Inc. Warrants                 10/01/91              14,000           14,000             700
                                                                                    ----------      ----------
                                                                                    $3,580,969      $3,793,907
                                                                                    ==========      ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Eaton Vance Income Fund of Boston:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston, including the investment portfolio, as of September 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
November 4, 1994

[logo]

INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton  Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
800 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
800-262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Gordon Altman Butowsky
Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036


EATON VANCE
INCOME FUND OF BOSTON
24 Federal Street
Boston, Massachusetts 02110              IBSAI


EATON VANCE
Income
Fund of
Boston

Seeking to provide as much current income as possible by investing primarily in high-yielding, high risk, fixed-income securities


     STATEMENT OF
ADDITIONAL INFORMATION


   February 1, 1995